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                                                                    EXHIBIT 10.9


                              FIFTH AMENDMENT TO

                             TAX SHARING AGREEMENT

                                 by and among

                                  AT&T CORP.,

                          LIBERTY MEDIA CORPORATION,
               for itself and each member of the Liberty Group,

                          TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                           LIBERTY MEDIA GROUP LLC,

                               TCI STARZ, INC.,

                            TCI CT HOLDINGS, INC.,

                                      and

           each Covered Entity listed on the signature pages hereof,



                         dated as of December 6, 1999

                                       1
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          This Fifth Amendment, dated as of December 6, 1999 (this "Fifth
Amendment"), to the Tax Sharing Agreement (the "Agreement") dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999, the Third Amendment (the "Third Amendment") to the Tax Sharing Agreement dated as of October 20, 1999, and the Fourth Amendment (the "Fourth Amendment") to the Tax Sharing Agreement dated as of October 28, 1999, is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Fifth Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group;

          WHEREAS, AT&T intends to acquire Four Media Company, a Delaware corporation ("4MC"), pursuant to an Agreement and Plan of Merger dated as of December 3, 1999 (the "4MC Merger Agreement") for and on behalf of the Liberty Group;

          WHEREAS, the parties intend that any Tax Items arising from or relating to the 4MC Merger (as defined below), including any Tax Items of 4MC or any of its direct or indirect assets or subsidiaries, shall be considered Tax Items attributable to the Liberty Group except to the extent set forth herein; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby amend the Tax Sharing Agreement as follows:

          1.   The Agreement is amended by inserting as Section 3(d)(xiii):

          "(xiii) 4MC Merger.  Any Tax Item arising from or relating to 4MC,
                  ----------
D-Group Merger Corp. ("4MC Merger Sub") or any of their respective direct or indirect subsidiaries or affiliates (or any predecessor or successor of any of the foregoing under applicable corporate, limited liability company, partnership or other organizational law) (the "4MC Entities"); the status

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of any member of the Common Stock Group as the successor under Code Section 381
(or comparable provision of state, local or foreign Tax law) to any of the 4MC Entities; any direct or indirect asset, liability, business, investment or operation of any of the 4MC Entities; the merger of 4MC Merger Sub with and into 4MC (the "4MC Merger"), the 4MC Merger Agreement, the Post-Merger Restructuring Transactions (as defined in the 4MC Merger Agreement), the issuance of New Liberty Media Group Tracking Stock in the 4MC Merger or any other transaction contemplated by the 4MC Merger Agreement, the Fourth Supplement to Inter-Group Agreement dated December 3, 1999 (the "Fourth Supplement"), or this Fifth Amendment, or any other document to which 4MC, Liberty or any of their respective Subsidiaries (as defined in the 4MC Merger Agreement) or Affiliates (as defined in the 4MC Merger Agreement) is a party that is referred to in the 4MC Merger Agreement, the Fourth Supplement, or this Fifth Amendment or executed in connection therewith (any of the foregoing Tax Items specified in this sentence shall be referred to hereinafter as a "4MC Tax Item"), shall be for the account of the Liberty Group (except to the extent otherwise provided in this Section 3(d)(xiii) with respect to any 4MC Tax Item), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any 4MC Tax Item shall be for the account of AT&T hereunder if, and to the extent that, (x) such 4MC Tax Item arises directly from and would not have arisen but for (i) any breach by AT&T or 4MC Merger Sub of any of their representations or covenants in Sections 2.6 and 5.4 of the 4MC Merger Agreement, (ii) any breach by AT&T of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i) and (ii), to the extent arising out of or relating to the adoption by the Capital Stock Committee of the AT&T Board of Directors of the resolutions attached as Exhibit A to the Second Supplement or any action taken by AT&T or any other member of the Common Stock Group in good faith in accordance with the terms of the Second Supplement or Second Amendment in connection with the Stock Repurchase Program (as defined in the Second Supplement) or any Repurchase Transaction or actions taken by AT&T at the request of Liberty as contemplated by Section 1.2(d) of the Fourth Supplement or otherwise in writing) or (y) such 4MC Tax Item arises from or relates to the ownership by any member of the Common Stock Group of any stock of, or any interest in, 4MC that is held for the account of the Common Stock Group, and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto."

          2. The Agreement is amended by (i) deleting in Section 9(b) the word "or" after the words "or any Subsidiary of AGI during any such period for such period," and before the words "(III) Ascent for any taxable period ..." and
(ii) inserting in Section 9(b) the words ", or (IV) 4MC for any taxable period ending on or prior to the date of the closing of the 4MC Merger or any Subsidiary of 4MC during any such period for such period" after the words "or any Subsidiary of Ascent during any such period for such period" and before the words;" provided, however, that (i) AT&T shall be entitled to participate ...."

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          3.   The Agreement is amended by inserting as Section 3(d)(xiv):

          "(xiv) For purposes of this Agreement, neither AT&T, AGI Merger Sub, Ascent Merger Sub, nor 4MC Merger Sub (such subsidiaries, the "Acquisition Subs") shall be considered to have breached a representation or covenant in any of the AGI Merger Agreement, Ascent Merger Agreement, or 4MC Merger Agreement (the "Acquisition Agreements") (or any Officer's Certificate delivered in connection with the tax opinions delivered pursuant to such Acquisition Agreements) or the Inter-Group Agreement by reason of any action (or failure to act) of any of AGI, Ascent, 4MC or any of their respective subsidiaries, except to the extent that AT&T or such subsidiary would in the absence of this paragraph (xiv) be considered to have breached such representation or covenant and such breach arises directly from, and would not have arisen but for, AT&T or another member of the Common Stock Group knowingly causing such action (or failure to act). In addition, for purposes of this Agreement, no action taken, or not taken, by AT&T, any Acquisition Sub or any member of the Common Stock Group at the written request or written direction of Liberty shall be deemed or considered a breach of any of the Acquisition Agreements (or any Officer's Certificate delivered in connection with the tax opinions delivered pursuant to such Acquisition Agreements) or the Inter-Group Agreement."

          4. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

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          IN WITNESS WHEREOF, each of the parties has caused this Fifth
Amendment to be executed by its respective duly authorized officer as of the date first set forth above.



                                  AT&T CORP.


                                  By: /s/ Marilyn J. Wasser
                                      ---------------------
                                  Name:  Marilyn J. Wasser
                                  Title: Vice President--Law and Secretary



                                  LIBERTY MEDIA CORPORATION, for
                                  itself and for each member of the Liberty
                                  Group


                                  By: /s/ Charles Y. Tanabe
                                      ---------------------
                                  Name:  Charles Y. Tanabe
                                  Title: Senior Vice President
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Each of the Covered Entities listed below on this page hereby executes this
Fifth Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Fifth Amendment as a member of the Liberty Group:


                                  LIBERTY SP, INC.



                                  By: /s/ Charles Y. Tanabe
                                      ---------------------
                                  Name:  Charles Y. Tanabe
                                  Title: Senior Vice President


                                  LIBERTY AGI, INC.



                                  By: /s/ Charles Y. Tanabe
                                      ---------------------
                                  Name:  Charles Y. Tanabe
                                  Title: Senior Vice President


                                  LMC INTERACTIVE, INC.



                                  By: /s/ Charles Y. Tanabe
                                      ---------------------
                                  Name:  Charles Y. Tanabe
                                  Title: Senior Vice President
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                                  TELE-COMMUNICATIONS, INC.



                                  By: /s/ Stephen M.. Brett
                                      ---------------------
                                  Name:  Stephen M. Brett
                                  Title: Senior Executive Vice President


                                  LIBERTY VENTURES GROUP LLC



                                  By: /s/ Stephen M. Brett
                                      --------------------
                                  Name:  Stephen M. Brett
                                  Title: Vice President and Secretary


                                  LIBERTY MEDIA GROUP LLC



                                  By: /s/ Charles Y. Tanabe
                                      ---------------------
                                  Name:  Charles Y. Tanabe
                                  Title: Senior Vice President


                                  TCI STARZ, INC.



                                   By: /s/ Stephen M. Brett
                                       --------------------
                                   Name:  Stephen M. Brett
                                   Title: Vice President


                                   TCI CT HOLDINGS, INC.



                                   By: /s/ Charles Y. Tanabe
                                       ---------------------
                                   Name:  Charles Y. Tanabe
                                   Title: Senior Vice President